UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ScanSource, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting To Be Held on January 27, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting and Proxy Statement and 2021 Annual Report to Shareholders are available at: http://www.viewproxy.com/ScanSource/2022

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 19, 2022 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of ScanSource:

Notice is hereby given that the Annual Meeting of Shareholders of ScanSource, Inc. will be held on January 27, 2022 at ScanSource, Inc., 6 Logue Court, Greenville, South Carolina 29615, at 9:00 A.M. Eastern Standard Time for the following purposes:

1.	Election of Directors:
	01 Michael L. Baur 05 Charles A. Mathis 09 Charles R. Whitchurch	02 Peter C. Browning 06 Dorothy F. Ramoneda	03 Frank E. Emory, Jr. 07 Jeffrey R. Rodek	04 Michael J. Grainger 08 Elizabeth O. Temple
2.	Amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to require that directors be elected by a majority of votes cast in uncontested elections.
3.	Amendments to the Company’s Amended and Restated Articles of Incorporation to eliminate the supermajority provisions applicable to the Company by default under the South Carolina Business Corporation Act.
4.	Approval of the ScanSource, Inc. 2021 Omnibus Incentive Compensation Plan.
5.	Advisory vote to approve ScanSource’s named executive officer compensation.
6.	Ratification of the appointment of Grant Thornton LLP as ScanSource’s independent auditors for the fiscal year ending June 30, 2022.
The Board of Directors Recommends a Vote FOR All Nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5, and 6.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/ScanSource/2022. Have the 11 digit control number available when you access the website and follow the instructions.
1-877-777-2857 TOLL FREE

requests@viewproxy.com

*  If requesting proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.

6 Logue Court

Greenville, South Carolina 29615

The following proxy materials are available to you to review at:   www.viewproxy.com/ScanSource/2022

•	2021 Annual Report
•	Notice of Annual Meeting and Proxy Statement

Instructions on how to obtain directions to the meeting can be found in the Proxy Statement.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy of proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Standard Time on January 26, 2022.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free

or

By logging onto www.viewproxy.com/ScanSource/2022

or

By e-mail at: requests@viewproxy.com

Please include the company name and your control number in the subject line.